Exhibit 10.10








                                Stein Mart, Inc.
                             Executive Deferral Plan






                            Amendment and Restatement
                           Effective November 1, 2002

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Article I
      Establishment and Purpose...........................................Page 3

Article II
      Definitions.........................................................Page 3

Article III
      Eligibility and Participation.......................................Page 9

Article IV
      Deferral Elections, Company Contributions, Account Valuation........Page 9

Article V
      Distributions and Withdrawals......................................Page 16

Article VI
      Administration.....................................................Page 18

Article VII
      Amendment and Termination..........................................Page 19

Article VIII
      Informal Funding...................................................Page 20

Article IX
      Claims.............................................................Page 21

Article X
      General Conditions.................................................Page 22

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                                    ARTICLE I
                      Purpose of Amendment and Restatement

 (a) In accordance with Article 7, Section 7.01 of the Stein Mart Executive Deferral Plan (the "Plan"), the Plan's sponsor, Stein Mart, Inc. (the "Company"), has decided to and hereby amends and restates the Plan effective November 1, 2002. This Plan document shall replace and supersede in all respects the former plan document, originally adopted September 1, 1999 and unamended since that date.

 (b) The amended and restated plan shall continue to be known as the Stein Mart Executive Deferral Plan. The purpose of the amendment and restatement is to add additional flexibility to the plan. The Plan has always been and continues to intend to be an unfunded arrangement within the meaning of both the Internal Revenue Code and ERISA, providing deferred compensation to eligible employees who are part of a select group of management or highly compensated employees of the Company within the meaning of Sections 201, 301 and 401 of ERISA. The Plan is intended to be exempt from the requirements of Parts 2, 3 and 4 of Title I of ERISA as a "top hat" plan, and to be eligible for the alternative method of compliance for reporting and disclosure available for unfunded "top hat" plans.



                                   ARTICLE II
                                   Definitions

2.1 Account Balance. Account Balance means, with respect to the Deferred Compensation Account or any Sub-Account, the total value of all the Investment Options in which the Participant deferrals, and Company Contributions, have been Deemed Invested as of a specific date, taking into account the value of all distributions from that Account or Sub-Account to the specific date. Account Balances are notional. They reflect an amount due a Participant from the Company under the Plan. They are not funded accounts, and reflect no ownership by the Participant in any Company or trust assets.

2.2 Allocation Election. Allocation Election means a choice by a Participant of one or more Investment Options, and the allocation among them, in which future Participant deferrals and/or existing Account Balances are Deemed Invested for purposes of determining earnings in a particular Sub-Account.

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2.3   Allocation  Election  Form.  Allocation  Election Form  means the form (or
      Website  screen)  approved  by   the  Plan  Administrator  on   which  the
      Participant makes an Allocation Election, Rebalances a Sub-Account, or elects a Transfer.

2.4 Annual Enrollment Period. Annual Enrollment Period shall be the period announced by the Plan Administrator during which Participants may submit Compensation Deferral Agreements (or make deferral elections on the Participant web site, if authorized by the Plan Administrator) which shall precede the Plan Year to which the elections are applicable.

2.5 Annual Valuation Date. Annual Valuation Date shall mean the anniversary of the Termination Valuation Date or In Service Distribution Valuation Date utilized to determine the amount of an annual installment payment.

2.6 Beneficiary. Beneficiary means a natural person, estate, or trust designated by a Participant on the form designated by the Plan Administrator to receive benefits to which a Beneficiary is entitled under and in accordance with provisions of the Plan. The Participant's estate shall be the Beneficiary if:

         a. the Participant has not designated a natural person or trust as Beneficiary, or
         b.  the designated Beneficiary has predeceased the Participant.

2.7 Change in Control. Change in Control means the occurrence of: (a) any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), (b) any sale or transfer by the Company of all or substantially all of its assets, or (c) any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then-outstanding voting securities of the Company.

2.8 Chief Executive Officer. Chief Executive Officer means the individual who performs the functions of a Chief Executive Officer for the Company.



2.9   Code. Code means the Internal Revenue Code, as amended from time to time.

2.10  Company.  Company means Stein Mart, Inc.

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2.11  Company Contributions.   Company  Contributions  shall  mean  all  Company
      Discretionary Contributions and all Company Matching Contributions made with respect to a Participant.

2.12 Company Discretionary Contributions. Company Discretionary Contributions shall mean credits to a Participant's Retirement/Termination Sub-Account by the Company at a time and in an amount determined in the sole discretion of the Company.

2.13 Company Matching Contributions. Company Matching Contributions shall mean credits to a Participant's Retirement/Termination Sub-Account by the Company based upon deferrals made by the Participant as provided in
      Section 4.3 of the Plan.

2.14 Compensation. Compensation shall mean, for purposes of this Plan, base salary (including any deferred salary under a Code Section 401(k) or 125 plan), bonus, and such other cash compensation (if any) approved by the Plan Administrator as Compensation for purposes of this Plan.

2.15 Compensation Deferral Agreement. Compensation Deferral Agreement shall mean the deferral election form, or such other forms furnished by the Plan Administrator (or screens on the Participant Website approved by the Plan Administrator), on which a Participant elects: (a) the amount of deferral and type of Compensation (base salary or bonus) to be deferred beginning the first day of the following Plan Year; (b) any In Service Distribution Dates for that year's, or a portion of that year's, deferrals; and (c) the Form of Payment elections for Termination Benefits and In Service Distributions. The Allocation Election Form may be part of the Compensation Deferral Agreement, in the discretion of the Plan Administrator. The initial Compensation Deferral Agreement constitutes a participation agreement wherein a Participant acknowledges and agrees to the terms and conditions of the Plan.

2.16 Death Benefit. Death Benefit shall mean a distribution of the total amount of the Participant's Deferred Compensation Account Balance, including any remaining unpaid In Service Account balances, to the Participant's Beneficiary(ies) in accordance with Article V of the Plan.

2.17 Deemed Investment. A Deemed Investment (or "Deemed Invested") shall mean the notional conversion of a dollar amount of deferred Compensation and Company Contributions credited to a Participant's Deferred Compensation Account into shares or units (or a fraction of such measures of ownership, if applicable) of the underlying investment (e.g. mutual fund or other investment) which is referred to by the Investment Option(s) selected by the Participant. The

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      conversion  shall  occur  as  if  shares  (or  units)  of  the  designated investment were being purchased (or sold, for a distribution) at the purchase price as of the close of business of the day on which the Deemed Investment occurs. At no time shall a Participant have any real or beneficial ownership in the actual investment to which the Investment Option refers, irrespective of whether such a Deemed Investment is mirrored by an actual identical investment by the Company or a trustee acting on behalf of the Company.

2.18 Deferred Compensation Account ("Account"). A Participant's Deferred Compensation Account shall mean the aggregate of all Sub-Accounts maintained for Participant deferrals and Company Contributions, together with a record of Deemed Investments in accordance with Participants' Allocation Elections, minus any withdrawals or distributions from said Account. The Account, and all component Sub-Accounts, shall be a bookkeeping account utilized solely as a device for the measurement of amounts to be paid to the Participant under the Plan. The Account, and all Sub-Accounts, shall not constitute or be treated as an escrow, trust fund, or any other type of funded account for Code or ERISA purposes and, moreover, amounts credited thereto shall not be considered "plan assets" for ERISA purposes.

2.19 Deferred Compensation Committee or "Committee". Deferred Compensation Committee, or "Committee" means the Compensation Committee of the Board of Directors, or if applicable, such other group consisting of at least three
      (3) officers of the Company appointed by the Compensation Committee of the Board and approved by the entire Board, who shall serve until the earlier of termination of service or appointment of a replacement by the Compensation Committee of the Board.

2.20 Disability. Disability means that a Participant has been determined to have incurred total and permanent disability such that the Participant qualifies for benefits under the Company's long-term disability ("LTD") group plan or, if none, then as determined in the sole discretion of the Committee.

2.21 Eligible Employee. Eligible Employee means an Employee who is part of a select group of management or highly compensated employees of the Company (which also includes for this purpose its subsidiaries and affiliated companies) within the meaning of Sections 201, 301 and 401 of ERISA, and who is selected by the Committee to participate in the Plan.

2.22 Employee. Employee means a full-time salaried employee of the Company or any subsidiary or affiliated company of the Company.

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2.23  ERISA. ERISA means the Employee Retirement Income Security Act of 1974, as
      amended from time to time.

2.24 In Service Distribution. In Service Distribution shall mean a payment by the Company to the Participant following a date elected by the Participant (the In Service Distribution Date) of the amount represented by the account balance in the In Service Sub-Account pertaining to that In
      Service Distribution. In Service Distributions shall be made in accordance with Participants' In Service Distribution form of payment election.

2.25 In Service Distribution Date. In Service Distribution Date shall mean a separate Sub- Account of the Deferred Compensation Account, created whenever a Participant elects a new In Service Distribution Date (not already established with a Sub- Account) with respect to a portion, or all, of his or her deferral contributions, to which such portion of deferral specified by the Participant is credited and Deemed Invested in accordance with the Participant's Allocation Election.

2.26 In Service Distribution Date. In Service Distribution Date shall mean the date selected by the Participant, following which the In Service Distribution Sub- Account Balance shall be distributed in accordance with the Plan.

2.27 In Service Distribution Valuation Date. In Service Distribution Valuation Date shall mean the last day of the calendar month in which the In Service Distribution Date falls.

2.28 Investment Option. Investment Option shall mean a security or other investment such as a mutual fund, life insurance sub-account, or other investment approved by the Plan Administrator for use as part of an Investment Option menu, which a Participant may elect as a measuring device to determine Deemed Investment earnings (positive or negative) to be valued in the Participant's Account or Sub-Account. The Participant has no real or beneficial ownership in the security or other investment represented by the Investment Option.

2.29 Participant. Participant means an Eligible Employee who:(1) is selected to participate in this Plan in accordance with Section 3.1 and has elected to defer Compensation in accordance with the Plan in any Plan Year; (2) has received a Company Discretionary Contribution; or (3) has an Account
      Balance in his or her Deferred Compensation Account, including any Sub-Account, greater than zero prior to his or her death. A Participant's continued participation in the Plan shall be governed by Section 3.2 of the Plan.

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2.30  Plan. Plan means the Stein Mart, Inc.  Executive  Deferral Plan as amended and restated by this document and as may be amended from time to time hereafter.

2.31 Plan Administrator. Plan Administrator shall mean a person or persons appointed by the Deferred Compensation Committee who is (are) responsible for the day-to-day decision making, record keeping, and administration of the Plan; provided, that the Plan Administrator may delegate duties of the Plan Administrator to employees or others to assist in the administration of the Plan.

2.32  Plan Year. Plan Year means January 1 through December 31 each year.

2.33 Rebalance. Rebalance means an Allocation Election which pertains to an existing Sub-Account Balance whereby the Participant reallocates the Sub-Account Balance among different Investment Options.

2.34 Retirement. Retirement shall mean the voluntary termination of employment with the Company upon reaching age 62. Retirement shall also mean such involuntary terminations as are designated as a Retirement for purposes of this Plan in the sole discretion of the Committee.

2.35 Retirement Benefit. Retirement Benefit shall mean the Participant's Deferred Compensation Account Balance, including all unpaid In Service Sub-Account Balances, distributed to the Participant (or Beneficiary) upon Retirement in accordance with the Participant's payment schedule election.

2.36  Retirement/Termination  Sub-Account.   Retirement/Termination  Sub-Account
      shall mean that portion of the Deferred Compensation Account not allocated to In Service Sub-Accounts.

2.37 Sub-Account. Sub-Account shall mean a portion of the Deferred Compensation Account maintained separately by the Plan Administrator in order to properly administer the Plan.

2.38 Termination Benefit. Termination Benefit shall mean the vested portion of the Participant's Deferred Compensation Account Balance, including all unpaid In Service Sub-Account Balances, distributed to a Participant upon Termination of Employment except for Retirement in a single lump sum in accordance with Article V of the Plan.

2.39 Termination of Employment. Termination of Employment shall mean the termination of a Participant's employment with the Company (or its subsidiary or affiliated company that is the Participant's employer), for any reason.

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2.40  Termination  Valuation  Date.  Termination  Valuation  Date shall mean the last day of the calendar month in which Termination of Employment occurs.

2.41 Transfer. Transfer means a particular Allocation Election with respect to an existing Sub-Account whereby a Participant transfers a portion of the Sub-Account Balance from specific Investment Options to other specific Investment Options.



                                   ARTICLE III
                          Eligibility and Participation

3.1 Eligibility and Participation. Each Eligible Employee, determined in the sole discretion of the Committee shall be eligible to participate in this Plan. The Committee shall designate each Eligible Employee as either a tier 1 or tier 2 Participant.

3.2 Duration. Once an Employee becomes a Participant, such Employee shall continue to be a Participant so long as he or she is entitled to receive benefits hereunder, notwithstanding any subsequent Termination of Employment.

3.3   Revocation of Future  Participation.  Notwithstanding  the  provisions  of
      Section 3.2, the Committee may revoke such Participant's eligibility to make future deferrals under this Plan. Such revocation will not affect in any manner a Participant's Deferred Compensation Account or other terms of this Plan.

3.4 Notification. Each newly Eligible Employee shall be notified by the Plan Administrator, in writing, of his or her eligibility to participate in this Plan.



                                   ARTICLE IV
  Deferral Elections, Company contributions, and Participant Account Valuation

4.1   Deferral Elections, generally

      (a) A Participant shall make deferral elections under the Plan by completing and submitting to the Plan Administrator a written Compensation Deferral Agreement provided by the Plan Administrator (or completing and electronically submitting the deferral election screen on the

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            Participant website, when made available by the Plan Administrator).
            Deferral elections shall be made during the Annual Enrollment Period which shall end no later than December 1 preceding the Plan Year to which the deferral election relates, unless extended by the Plan Administrator because of extraordinary circumstances beyond the control of Participants affected. In no event may the Annual Enrollment Period be extended beyond the last day of the
            month  prior  to the  beginning  of  the  Plan  Year to  which   the
            deferral  elections   refer.  Other  cash   Compensation    deferral
            elections shall be made prior to the time such amounts have been earned, during special enrollment periods announced by the Plan
            Administrator.    Notwithstanding   the   foregoing,   an   Eligible
            Employee who becomes eligible to be a Participant during any Plan Year may, in the initial year of eligibility only, make deferral elections with respect to Compensation which will be paid during the balance of such Plan Year but after such elections in such
            Plan  Year,  within  30   days  of  the  date  of   notification  of
            eligibility as required in Section 3.4 of the Plan.

      (b) Deferral elections shall be for a Plan Year, and shall remain in effect from Plan Year to Plan Year unless modified or revoked by the Participant in writing on such forms as may be prescribed by the Plan Administrator (or by following such procedures as are set by the Plan Administrator regarding using the Participant website, when available) during an enrollment period. Such modification or revocation shall become effective on the first day of the Plan Year following the date of the modification or revocation.

      (c) A deferral election shall designate the amount of Compensation to be deferred in whole percentages. A Participant may defer up to 100% of his or her Compensation to be paid during the Plan Year to which the election refers. A Participant may elect different percentages for salary and bonus.

      (d) The foregoing notwithstanding, in the event a Participant's deferral election results in insufficient non-deferred Compensation from which to withhold taxes in accordance with applicable law, the deferral election shall be reduced as necessary to allow the Company to satisfy tax withholding requirements.

      (e) Deferrals pertaining to base salary shall be deducted on a pro rata basis from a Participant's base salary for each pay period during the Plan Year, and the amount deferred shall be credited to the Participant's Retirement/Termination Sub-Account or In Service Sub-Account(s), and a Deemed Investment shall be made in the investment(s) represented by the

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            Investment  Option(s)  elected  by  the Participant as of  the close of business on the date it would otherwise have been paid as Compensation to the Participant. Deferrals pertaining to bonus awards shall be deducted from the Participant's bonus on the date
            of  payment  of  the  bonus,  and  the  amount  deferred   shall  be
            credited   to   the  Participant's  Termination  Sub-Account  or  In
            Service Sub-Account(s), and a Deemed Investment shall be made in the investment(s) represented by the Investment Option(s) elected by the Participant as of the close of business on the date it would otherwise have been paid as Compensation to the Participant.

      (f) The Compensation Deferral Agreement shall indicate the Participant's election of a payment schedule for his or her Retirement Benefit. A Participant shall elect to have such Retirement Benefit distributed: (a) a portion, or all, in a single lump sum payable as soon as administratively practicable following the Termination Valuation Date; and/or (b) the balance (assuming it is at least $25,000) in up to fifteen (15) annual installment payments payable at the time described in Section 5.3. An election of a payment schedule for a Participant's Retirement Benefit shall pertain to the entire Retirement Benefit Sub-Account Balance. A Participant shall be permitted to change his or her Retirement Benefit payment schedule election no more than two (2) times. Such request may be made at any time during the Plan Year by filing a new Compensation Deferral Agreement (or by following such procedures as are set by the Plan Administrator regarding using the Participant website, when available), provided such election is made at least thirteen
            (13) months prior to the Participant's date of Retirement. Any payment schedule election made within thirteen months of Retirement shall be null and void, and the most recent payment schedule election which is dated at least thirteen months prior to Retirement will be in effect.

4.2   In Service Distribution Date Election.

      (a) The Compensation Deferral Agreement shall also indicate the Participant's election of In Service Distribution Date(s) (if any). An In Service Distribution election shall pertain to such portion of deferred Compensation for the Plan Year as elected by the Participant and shall cause an In Service Sub-Account to be established (unless such Sub-Account already exists), to which such portion of deferred Compensation shall be credited. In the event an In Service Sub-Account has already been established for the In Service Distribution Date referred to in the deferral election, such portion of deferred Compensation shall be credited to the existing In Service Sub-Account.

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      (b)   An In  Service  Distribution  Date must be at  least three (3) years from  the  end of  the  first  Plan  Year  in  which  deferrals  are
            credited to the  corresponding In  Service  Sub-Account.   Deferrals
            may be credited to an already established In Service Sub-Account so long as the In Service Distribution Date is after the end of the Plan Year in which deferrals are credited to the Sub-Account. Any In Service Distribution election which would credit deferrals to a Sub-Account corresponding to an In Service Distribution Date which falls in the same Plan Year as the deferrals are deducted from Compensation is null and void.

      (c)   A   Participant    may   maintain   up  to   three  (3)  In  Service
            Sub-Accounts.

      (d) A Participant may change an In Service Distribution Date no more than two times as follows:

            (i) An In Service Distribution Date change (including a cancellation) may be made by submitting a new Compensation Deferral Agreement or such other form as may be provided for In Service Distribution Date changes by the Plan Administrator (or completing and electronically submitting the appropriate screen on the Participant website, when available) at any time, so long as the date that such form is submitted to the Plan Administrator is at least thirteen
                  (13) months prior to the In Service Distribution Date being changed; and

            (ii) The In Service Distribution Date may be extended to a subsequent year (and must be extended by at least one year), but it may not be made to occur sooner than the original date.

            (iii) The In  Service  Distribution  Date  may  be  cancelled,  even after a change. A cancellation of an In Service Distribution Date shall cause the In Service Sub-Account associated with it to be merged into the Retirement/Termination Sub-Account.

            (iv) Making an In Service Distribution Date change or cancellation in accordance with the Plan is specific to the In Service Distribution to which it refers, and shall not affect other In Service Distributions or the ability of the Participant to make new In Service Distribution elections with respect to new deferral contributions.

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      (e)   Any   portion  of  a   deferral  not  credited  to   an  In  Service
            Distribution    Sub-Account     will     be    credited    to    the
            Retirement/Termination Sub-Account.

      (f) The Compensation Deferral Agreement shall also indicate the Participant's election of payment schedule for each In Service Distribution Date. Permitted payment schedules for In Service
            Distributions are a single lump sum or (assuming the In Service Distribution Sub-Account Balance is at least $10,000) from two
            (2) to five (5) annual installment payments. A Participant shall be permitted to change his or her payment schedule election for an In Service Distribution no more than two (2) times. Such request may be made at any time during the Plan Year by filing a new Compensation Deferral Agreement (or by following such procedures as are set by the Plan Administrator regarding using the Participant website, when available), provided such request is made at least thirteen (13) months prior to the In Service Distribution Date.

4.3   Company Contributions and Vesting

      (a) Company Matching Contributions. Each time a deferral of Compensation is deducted from a Participant's pre-tax pay, the Company will make a Company Matching Contribution by crediting the Participant's Retirement/Termination Sub-Account (regardless of which Sub-Account the Participant elects for his or her deferrals) on the same day as the deferral is credited with an amount specified herein:

      --------------------------------------------------------------------------
      Tier 1 Participants                      $1.00  for  each  $1.00  of  base
                                               salary  and  bonus deferred  to a
                                               maximum  of  10% of  base  salary
                                               and  bonus, respectively, for the
                                               Plan Year.
      --------------------------------------------------------------------------
      Tier 2 Participants                      $.50   for  each  $1.00  of  base
                                               salary  and  bonus deferred  to a
                                               maximum  of  10%  of base  salary
                                               and  bonus, respectively, for the
                                               Plan Year.
      --------------------------------------------------------------------------

      (b)   Such  matching  amount  shall   be  determined  without  regard  for
            discrimination testing provisions (Code Sections 401(k) and 401(m), and limits on eligible compensation (Code Section 401(a)(17).

      (c) The Company Matching Contribution may be changed by the Committee for any future Play Year by giving written notice to all eligible Participants prior to the Annual Enrollment Period for such Plan Year.

      (d) Company Discretionary Contributions. The Company may, in its sole and absolute discretion, make Company Discretionary Contributions to one, some, or all Participant(s) by crediting to said Participants' Retirement/Termination Sub-Accounts an amount determined in the sole and absolute discretion of the Company. The Company shall be under no obligation to make Company
            Discretionary Contributions unless it so obligates itself under an employment agreement or other agreement.

      (e)   Deemed  Investments  shall  be  made  in  the  same  manner  as  for
            deferrals  (Section  4.1 of  the  Plan) on  the  date  the   Company
            Matching Contribution is credited to the Participant's Termination Benefit Sub-Account.

      (f)   Vesting.  Company  Matching  Contributions  and  Deemed   Investment
            earnings thereon are subject to a vesting schedule as follows:

--------------------------------------------------------------------------------
Full or partial Plan Years in which a Participant has            Percent Vested
participated in the Plan
--------------------------------------------------------------------------------
Fewer than 4                                                     0%
--------------------------------------------------------------------------------
At least 4 but fewer than 5                                      20%
--------------------------------------------------------------------------------
At least 5 but fewer than 6                                      40%
--------------------------------------------------------------------------------
At least 6 but fewer than 7                                      60%
--------------------------------------------------------------------------------
At least 7 but fewer than 8                                      80%
--------------------------------------------------------------------------------
At least 8                                                       100%
--------------------------------------------------------------------------------
Upon Retirement, termination of the Plan, or termination
of employment  within 3 years following a Change in Control      100%
--------------------------------------------------------------------------------

      (g) Vesting for Company Discretionary Contributions (if any). Company Discretionary Contributions (if any) and Deemed Investment earnings thereon shall be subject to a vesting schedule announced by the Committee at the time of such Contribution. If no such schedule is announced, then such Discretionary Contributions and earnings shall be subject to the same vesting schedule as for Company Matching Contributions.

4.4   Allocation Elections and Valuation of Accounts

      (a) A Participant shall elect Investment Options from a menu provided by the Plan Administrator. The initial election shall be made on the Allocation Election form approved by the Plan Administrator (or Allocation Election Screen on the Participant website approved by the Plan Administrator) and shall specify the allocations among the Investment Options elected. A

            Participant may make different Allocation Elections for each Sub-Account. A Participant's Sub-Accounts shall be valued as the sum of the value of all Deemed Investments minus any withdrawals or distributions from said Sub-Account. Investment Options shall be utilized to determine the earnings attributable to the sub-account. Elections of Investment Options do not represent actual ownership of, or any ownership rights in or to, the securities or other investments to which the Investment Options refer, nor is the Company in any way bound or directed to make actual investments corresponding to Deemed Investments.

      (b)   The Committee, in its  sole discretion,  shall  be permitted to  add or remove Investment Options provided that any such additions or removals of Investment Options shall not be effective with respect to any period prior to the effective date of such change. Any unallocated portion of a Sub-Account or any unallocated portion of new deferrals shall be Deemed Invested in an
            Investment Option referring to a money market based fund or sub-account.

      (c) A Participant may make a new Allocation Election with respect to future deferrals, and may Rebalance or Transfer funds in any of his or her Sub- Accounts, provided that such new allocations, Rebalances or Transfers shall be in increments of one percent
            (1%), and Rebalances and Transfers apply to the entire Sub-Account Balance. New Allocation Elections, Rebalances, and
            Transfers may be made on any business day, and will become effective on the same business day or, in the case of Allocation Elections received after a cut-off time established by the Plan Administrator, the following business day.

      (d) Notwithstanding anything in this Section to the contrary, the Company shall have the sole and exclusive authority to invest any or all amounts deferred in any manner, regardless of any Allocation Elections by any Participant. A Participant's
            Allocation Election shall be used solely for purposes of determining the value of such Participant's Sub-Accounts and the amount of the corresponding liability of the Company in accordance with this Plan.

4.5 Prohibition Against Modifications to deferral elections. A Participant may not modify or revoke a deferral election during a Plan Year by changing the amount of the Compensation deferral except in the case of severe financial hardship and then only with the approval of the Plan Administrator which it may or may not give in its sole discretion.

                                    ARTICLE V
                          Distributions and Withdrawals

5.1   In Service Distributions.

   (a) In the event an In Service Distribution Sub-Account Balance shall be less than $10,000 on the initial In Service Distribution Valuation Date, the In Service Distribution shall be made in a single lump sum as soon as administratively practicable following the In Service Distribution Valuation Date. Otherwise, each In Service Distribution shall be paid in accordance with the payment schedule election made with respect thereto, beginning as soon as administratively practicable following the In Service Distribution Valuation Date. In the event a Participant has elected installment payments for an In Service Distribution, the installment payments shall be determined as set forth in Section 5.3 of the Plan.

   (b) Notwithstanding a Participant's election to receive an In Service Distribution, all In Service Distribution Sub-Account Balances shall be distributable as part of a Retirement, Death, Disability, or Termination Benefit if the triggering date for such Retirement, Death, Disability, or Termination Benefit occurs prior to the completion of payment(s) elected in connection with any In Service Distribution Date.

5.2 Retirement Benefit Distribution. The Retirement benefit will be paid (or the first payment will be made) in accordance with the Participant payment schedule election as soon as administratively practicable following the Termination Valuation Date.

5.3 Termination Benefit Distribution. The Termination Benefit shall be paid as soon as administratively practicable following the Termination Valuation Date.

5.4 Installment Payments. If the Participant has elected installment payments for his or her Retirement Benefit distribution or an In Service Distribution, annual cash payments will be made beginning as soon as administratively practicable following the applicable Valuation Date (Termination or In Service) or, in the event of a partial lump sum election, following the first anniversary of the partial lump sum payment made following Retirement. Such payments shall continue annually on or about the anniversary of the previous installment payment until the number of installment payments elected has been paid. The installment payment amount shall be determined annually as the result of a calculation, performed on the Annual Valuation Date, where
      (i) is divided by (ii):
            (i)   equals  the value of the applicable Sub-Account on the Annual

                  Valuation Date; and
            (ii)  equals the remaining number of installment payments.

5.5   Small Account Balance Lump Sum Payment.

      In the event that a Participant's Retirement/Termination Sub-Account Balance is less than $25,000 or a Participant's In Service Distribution Sub-Account Balance is less than $10,000 on the initial Termination or In Service Distribution Valuation Date, the In Service Distribution or Retirement Benefit, as applicable, shall be paid in a lump sum and any form of payment election to the contrary shall be null and void.

5.6 Disability Benefit. In the event of Disability, a Participant shall receive a benefit equal to the Participant's and paid as though it were a Termination Benefit.

5.7   Death  Benefit.  In  the event  of  a  Participant's  death either  before
      Termination of Employment or before complete distribution of any In Service Distribution or Retirement Benefit, such Participant's Beneficiary, named on the most recently filed Beneficiary Designation Form, shall be paid a Death Benefit in the amount of the remaining Deferred Compensation Account Balance in a single lump sum as soon as practicable  following  the end  of the  month in which  the Participant's
      death   occurred.  The  Valuation  Date  for purposes of  determining  the
      Death Benefit shall be the last day of the month in which the Participant's death occurs.

5.8 Hardship Withdrawal. A Participant may request, in writing to the Plan Administrator, a distribution under the Plan if the Participant experiences a "financial hardship". A financial hardship is an unanticipated emergency that is caused by an event beyond the control of a Participant and that would result in severe financial hardship to the Participant if early withdrawal were not permitted. The Plan Administrator, in its sole discretion, shall determine whether a Participant has experienced a financial hardship. The amount of any distribution for financial hardship is limited to the amount of the severe financial need, which cannot be met with other resources of the Participant. The amount of such hardship distribution shall be subtracted first from the vested portion of the Participant's Termination Benefit Sub-Account until depleted and then from the In Service Distribution Sub-Accounts (if any) beginning with the most distant. Values for purposes of administering this Section shall be determined on the date the Plan Administrator approves the amount of the hardship withdrawal, or such other date determined by the Plan Administrator.

5.9 Voluntary Withdrawal. A Participant who is an active employee may request, in writing to the Plan Administrator, to have up to 100% of the vested portion of his or  her  Deferred  Compensation  Account  Balance at any  time and for any reason, subject to a penalty of 15% of the amount distributed. The penalty shall be forfeited to the Company. There is a minimum withdrawal amount of $5,000. Deferral elections shall be deemed revoked for the balance of the Plan Year in which such withdrawal election is made and not permitted for the following Plan Year. The amount of such voluntary withdrawal shall be subtracted first from the vested portion of the Participant's Retirement/Termination Sub-Account until depleted and then from the In Service Sub-Accounts (if any) beginning with the most distant. Values for purposes of administering this Section shall be determined on the date the Plan Administrator approves the amount of the withdrawal, or such other date determined by the Plan Administrator.

5.10 Pro-rata subtraction from Investment Options. In the event a distribution under this Article V (e.g. an installment payment, hardship voluntary withdrawal, etc.) is less than the entire Sub-Account Balance and the Sub-Account is allocated over more than one Investment Option, the distribution shall be subtracted from each Investment Option in a pro-rata manner determined in the sole discretion of the Plan Administrator.



                                   ARTICLE VI
                                 Administration

6.1 Plan Administration. This Plan shall be administered by the Plan Administrator, which shall have authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions, including but not limited to eligibility for benefits and interpretations of this Plan and its terms, as may arise in connection with the Plan. Claims for benefits shall be filed with the Plan Administrator and resolved in accordance with the claims procedures in Article IX.

6.2 Withholding. The Company (or its subsidiary or affiliated company that is or was the Participant's employer) shall have the right to withhold from any payment made under the Plan (or any amount deferred into the Plan) any taxes required by law to be withheld in respect of such payment (or deferral).

6.3 Indemnification. The Company shall indemnify and hold harmless each employee, officer, director, agent or organization, to whom or to which is delegated duties, responsibilities, and authority with respect to administration of the Plan, against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him or it (including but not limited to reasonable attorney fees) which arise as a result of his or its actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by the Company. Notwithstanding the foregoing, the Company shall not indemnify any person or organization if his or its actions or failure to act are due to gross negligence or willful misconduct or for any such amount incurred through any settlement or compromise of any action unless the Company consents in writing to such settlement or compromise.

6.4 Expenses. The expenses of administering the Plan shall be paid by the Company.

6.5   Delegation  of Authority.  In the  administration  of this Plan, the  Plan
      Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be legal counsel to the Company.

6.6   Binding  Decisions  or  Actions.  The  decision  or  action  of  the  Plan
      Administrator   in  respect   of  any  question  arising  out   of  or  in
      connection with the administration, interpretation and application of the Plan and the rules and regulations thereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.



                                ARTICLE VII
                         Amendment and Termination

7.1   Amendment and  Termination.  The  Plan is  intended to be  permanent,  but the Committee may at any time modify, amend, or terminate the Plan, provided that such modification, amendment or termination shall not cancel, reduce, or otherwise adversely affect the amount of benefits of any Participant accrued (and any form of payment elected) as of the date of any such modification, amendment, or termination, without the consent of the Participant. Notwithstanding the foregoing, the Committee shall be permitted upon Plan termination to instruct the Plan Administrator to pay each Participant (without such Participant's consent) a lump sum in the amount of such Participant's Account Balance as of the date of such Plan termination.

7.2 Adverse Income Tax Determination. Notwithstanding anything to the contrary in the Plan, if any Participant receives a deficiency notice from the United States Internal Revenue Service asserting constructive receipt of amounts payable under the Plan, or if legislation is passed
      which   causes  current   income  taxation of
      deferred amounts, Company contributions, and/or the investment earnings attributed thereto due to any Participant withdrawal right or other Plan provision, the Committee, in its sole discretion, may terminate the Plan or such Participant's participation in the Plan, and/or may declare null and void any Plan provision with respect to affected Participants. In addition, it is intended that this Plan comply with all provisions of the Internal Revenue Code and regulations and rulings in effect from time to time regarding the permissible deferral of compensation and taxes thereon, and it is understood that this Plan does so comply. If the laws of the United States or of any relevant state are amended or construed in such a way as to make this Plan (or its intended deferral of compensation and taxes) in whole or in part void, then the Deferred Compensation Committee, in its sole discretion, may choose to terminate the Plan or it may (to the extent it deems practicable) give effect to the Plan in such a manner as it deems will best carry out the purposes and intentions of this Plan.



                               ARTICLE VIII
                             Informal Funding

8.1 General Assets. All benefits in respect of a Participant under this Plan shall be paid directly from the general funds of the Company, or a Rabbi Trust created by the Company for the purpose of informally funding the Plan, and other than such Rabbi Trust, if created, no special or separate fund shall be established and no other segregation of assets shall be made to assure payment. No Participant, spouse or Beneficiary shall have any right, title or interest whatever in or to any investments which the Company may make to aid the Company in meeting its obligation hereunder. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company or any if its subsidiaries or affiliated companies and any Employee, spouse, or Beneficiary. To the extent that any person acquires a right to receive payments from the Company hereunder, such rights are no greater than the right of an unsecured general creditor of the Company.

8.2 Rabbi Trust. The Company may, at its sole discretion, establish a grantor trust, commonly known as a Rabbi Trust, as a vehicle for accumulating the assets needed to pay the promised benefit, but the Company shall be under no obligation to establish any such trust or any other informal funding vehicle.

                                ARTICLE IX
                                  Claims

9.1 Filing a Claim. Any controversy or claim arising out of or relating to the Plan shall be filed with the Plan Administrator which shall make all determinations concerning such claim. Any decision by the Plan
      Administrator denying such claim shall be in writing and shall be delivered to the Participant or Beneficiary filing the claim ("Claimant"). Such decision shall set forth the reasons for denial in plain language. Pertinent provisions of the Plan document shall be cited and, where appropriate, an explanation as to how the Claimant can perfect the claim will be provided, including a description of any additional material or information necessary to complete the claim, and an explanation of why such material or information is necessary. The claim denial also shall include an explanation of the claims review procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under
      Section 502(a) of ERISA following an adverse decision on review. This notice of denial of benefits will be provided within 90 days of the Plan Administrator's receipt of the Claimant's claim for benefits. If the Plan Administrator fails to notify the Claimant of its decision regarding the Claimant's claim, the claim shall be considered denied, and the Claimant shall then be permitted to proceed with an appeal as provided in this Article. If the Plan Administrator determines that it needs additional time to review the claim, the Plan Administrator will provide the Claimant with a notice of the extension before the end of the initial 90-day period. The extension will not be more than 90 days from the end of the initial 90-day period and the notice of extension will explain the special circumstances that require the extension and the date by which the Plan Administrator expects to make a decision.

9.2 Appeal. A Claimant who has been completely or partially denied a benefit shall be entitled to appeal this denial of his claim by filing a written appeal with the Plan Administrator no later than sixty (60) days after: (a) receipt of the written notification of such claim denial, or (b) the lapse of ninety (90) days without an announced decision notice of extension. A Claimant who timely requests a review of his or her denied claim (or his or her authorized representative) may review, upon request and free of charge, copies of all documents, records and other information relevant to the denial and may submit written comments, documents, records and other information relevant to the claim to the Plan Administrator. The Plan Administrator may, in its sole discretion and if it deems appropriate or necessary, decide to hold a hearing with respect to the claim appeal. Following its review of any additional information submitted by the Claimant, the Plan Administrator shall render a decision on its review of the denied claim in the following manner:

      (a) The Plan Administrator shall make its decision regarding the merits of the denied claim within 60 days following His receipt of the appeal (or within 120 days after such receipt, in a case where there are special circumstances requiring extension of time for reviewing the appealed claim). It shall deliver the decision to the Claimant in writing. If an extension of time for reviewing the appeal is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The notice will indicate the special circumstances requiring the extension of time and the date by which the Plan Administrator expects to render the determination on review.

      (b) The review will take into account comments, documents, records and other information submitted by the Claimant relating to the claim without regard to whether such information was submitted or considered in the initial benefit determination.

      (c) The decision on review shall set forth a specific reason for the decision, and shall cite specific references to the pertinent Plan provisions on which the decision is based.

      (d) The decision on review will include a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, or other information relevant to the Claimant's claim for benefits.

      (e) The decision on review will include a statement describing any voluntary appeal procedures offered by the plan and a statement of the Claimant's right to bring an action under Section 502(a) of ERISA.

      (f)   A Claimant may not bring any legal  action  relating  to a claim for
            benefits   under  the  Plan  unless  and  until  the  Claimant  has
            followed the claims procedures under the Plan and exhausted his or her administrative remedies under such claims procedures.



                                    ARTICLE X
                               General Conditions

10.1 Anti-assignment Rule. No interest of any Participant, spouse or Beneficiary under this Plan and no benefit payable hereunder shall be assigned as security for a loan, and any such purported assignment shall be null, void and of no effect, nor shall any such interest or any such benefit be subject in any manner, either voluntarily or involuntarily, to anticipation, sale, transfer, assignment or encumbrance by or through any Participant, spouse or Beneficiary.

10.2 No Legal or Equitable Rights or Interest. No Participant or other person shall have any legal or equitable rights or interest in this Plan that are not expressly granted in this Plan. Participation in this Plan does not give any person any right to be retained in the service of the Company or any of its subsidiaries or affiliated companies. The
      right  and  power  of   the  Company  (or  any  of  its  subsidiaries   or
      affiliated companies that is the Employee's employer) to dismiss or discharge an Employee is expressly reserved.

10.3 No Employment Contract. Nothing contained herein shall be construed to constitute a contract of employment between an Employee and the Company or any of its subsidiaries or affiliated companies.

10.4 Headings. The headings of Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

10.5 Invalid or Unenforceable Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan Administrator may elect in its sole discretion to construe such invalid or unenforceable provisions in a manner that conforms to applicable law or as if such provisions, to the extent invalid or unenforceable, had not been included.

10.6 Governing Law. To the extent not preempted by ERISA, the laws of the State of Florida shall govern the construction and administration of the Plan.

IN WITNESS WHEREOF, the Company has caused this Plan to be amended and restated, effective as of November 1, 2002.

                                   STEIN MART, INC.

                                   By:  /s/ D. Hunt Hawkins
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                                   Its: Sr. Vice President, Human Resources
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                                   ATTEST:
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